Exhibit 99.3


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GolfGear International, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the "10-Q Report") that:

          (1)  the 10-Q Report fully complies with the requirements of Section
               13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2)  the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned have executed this Certification effective as of August 19, 2002.


  Date: November 19, 2002
                                     /s/ PETER H POCKLINGTON
                                  By:
                                     ----------------------------
                                     PETER H POCKLINGTON
                                       Chief Executive Officer
                                         (Duly Authorized Officer)


 Date: November 19, 2002             /s/MICHAEL A. PIRAINO
                                  By:
                                     ----------------------------
                                     MICHAEL A. PIRAINO
                                     Chief Financial Officer, President,
                                     Chief Operating Officer
                                     (Principal Financial
                                         Officer


 Date: November 19, 2002             /s/DANIEL C. WRIGHT
                                  By:
                                     ----------------------------
                                     DANIEL C. WRIGHT
                                     Chief Accounting Officer
                                     (Principal Accounting
                                         Officer)

                              FORM OF CERTIFICATION

                                  For Form 10-Q

                        Provided in SEC Release 33-1824

                                 CERTIFICATIONS

We, Peter H. Pocklington, Michael A. Piraino, and Daniel C. Wright, certify that:

1. We have reviewed this quarterly report on Form 10-Q of GolfGear International, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a)designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b)evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c)presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's certifying officers have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a)all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

          b)any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrants certifying officers have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: November 19, 2002              /s/ PETER H POCKLINGTON
                                  By:
                                     ----------------------------
                                     PETER H POCKLINGTON
                                       Chief Executive Officer
                                         (Duly Authorized Officer)

Date: November 19, 2002              /s/MICHAEL A. PIRAINO
                                  By:
                                     ----------------------------
                                     MICHAEL A. PIRAINO
                                     Chief Financial Officer, President,
                                     Chief Operating Officer
                                     (Principal Financial
                                         Officer)


Date: November 19, 2002              /s/DANIEL C. WRIGHT
                                  By:
                                     ----------------------------
                                     DANIEL C. WRIGHT
                                     Chief Accounting Officer
                                     (Principal Accounting
                                         Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Periodic Report or as a separate disclosure document